                                                                    Exhibit 99.1

                                                           NEWS RELEASE
                                                           LAKES GAMING, INC.
[LAKES LOGO]                                               130 CHESHIRE LANE
LAKES GAMING, INC.                                         MINNETONKA, MN 55305
                                                           952-449-9092
                                                           952-449-9353 (FAX)
                                                           WWW.LAKESGAMING.COM
                                                           TRADED: NASDAQ "LACO"

--------------------------------------------------------------------------------
FOR FURTHER INFORMATION CONTACT:

Timothy J. Cope 952-449-7030
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE:
Monday, February 4, 2002


                  LAKES GAMING ANNOUNCES RESULTS FOR YEAR 2001

MINNEAPOLIS, FEBRUARY 4, 2002 - LAKES GAMING, INC. (NASDAQ "LACO") today announced results for the fiscal year ended December 30, 2001. Revenue for the year totaled $34.9 million. The net loss for the year was $0.3 million and basic and diluted losses were $.03 per share. This compares with net earnings of $15.7 million, and basic and diluted earnings of $1.47 per share, in 2000.

The loss for 2001 includes a combined one-time charge of approximately $17.2 million after-tax, or $1.62 per share, related to the previously announced sale of the Polo Plaza Shopping Center property in Las Vegas, Nevada, sale of the rights to the adjacent Travelodge property in Las Vegas, the write down of the adjacent Shark Club site to its estimated market value and various other non-recurring charges related to allowing the option for the purchase of the adjacent Cable property to lapse. Also included in the current year loss were several other non-recurring charges. The Company wrote off $0.6 million after-tax in loans made relating to the Paskenta project in which Lakes discontinued its involvement during 2001. The Company also incurred a $0.4 million after-tax write-down charge during 2001, resulting from an agreement with New Horizon Kids Quest, Inc. (NHKQ), pursuant to which NHKQ acquired Lakes' interest in NHKQ. Further, the Company wrote off its investment in the development of various new casino game concepts during the year, incurring an after-tax loss of $0.4 million. Net earnings for 2001 excluding the charges relating to the Las Vegas land and other non-recurring charges totaling $18.6 million after tax, were $18.3 million with basic and diluted earnings of $1.72 per share. By comparison, net earnings in the previous year also reflected the negative effects of several one-time charges, including a $10.6 million after-tax litigation loss provision; $1.7 million after-tax for equity in losses of unconsolidated affiliates; and $3.3 million after-tax for write-downs of equity in affiliates.



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



Revenue for the year decreased by $24.2 million from 2000, principally because 2000 revenues included compensation from the early buyout of the Company's management agreement with Grand Casino Avoyelles in the first quarter of 2000. The decrease in revenues also relates to a decline in management fees of approximately $4.2 million from Grand Casino Coushatta in 2001, principally due to decreased tourism and competitive factors. The 2001 revenues reflects the last full year of management fees received from Grand Casino Coushatta. The management contract between the Company and the Coushatta Tribe expired on January 16, 2002.

Lakes' balance sheet at December 30, 2001 included approximately $197 million in assets and $21 million in liabilities for a book value of approximately $16.50 per share. The book value is comprised almost entirely of cash, receivables from loans related to new Indian casino projects and land held for development.

Lyle Berman, Chairman, CEO and President of Lakes stated, "We have development and management contracts for what we feel are the best potential new Native American Casino sites in the country. Although the regulatory and development approvals are moving more slowly than expected and no construction was started in 2001, we continue to proceed with our development and architecture plans so that we may start building as soon as all necessary approvals are received. During 2001, we were able to complete the Las Vegas land transactions. Although Lakes incurred a large book loss, we were able to monetize a portion of our investment in property on the Las Vegas strip and take advantage of the tax savings generated by these transactions. In addition, during January 2002, we completed the purchase of our corporate office building eliminating the risk of a long-term lease commitment." Mr. Berman continued, "We remain focused on the successful development of our five potential new gaming locations and continue to look for new business opportunities to enhance shareholder value."

The fourth quarter financial performance resulted in a loss of approximately $13.4 million or $1.26 per share which included the loss on the Las Vegas land transaction of approximately $17.2 million after-tax, as well as the write-off of the investment in the development of various new casino game concepts which resulted in an after-tax loss of $0.4 million. Net earnings for the quarter excluding these non-recurring charges totaling $17.6 million after-tax, were $4.2 million or $0.39 per share.

The Company currently has development and management agreements with four separate Tribes for four new casino operations, one in Michigan, two in California and one with the Nipmuc Nation on the East Coast. In addition, the Company has agreements for the development of one additional casino on Indian-owned land in California through a joint venture with MRD Gaming.

Lakes Gaming, Inc. common shares are traded on the Nasdaq National Market under the trading symbol "LACO".




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


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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by the Company) contains statements that are forward-looking, such as statements relating to plans for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, those relating to development and construction activities, dependence on existing management, domestic or global economic conditions, activities of competitors and the presence of new or additional competition, fluctuations and changes in customer preferences and attitudes, changes in federal or state tax laws or the administration of such laws and changes in gaming laws or regulations (including the legalization of gaming in certain jurisdictions). For more information, review the Company's filings with the Securities and Exchange Commission.
--------------------------------------------------------------------------------






                                       xxx








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
                       LAKES GAMING, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                           DECEMBER 30, 2001     DECEMBER 31, 2000
-------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets:
    Cash and cash equivalents                                                        $42,638               $10,469
    Short-term investments                                                             2,027                32,477
    Current installments of notes receivable                                          28,273                16,679
    Accounts receivable                                                                3,601                 2,373
    Deferred tax asset                                                                 4,549                13,674
    Other current assets                                                               1,079                   355
-------------------------------------------------------------------------------------------------------------------
Total Current Assets                                                                  82,167                76,027
-------------------------------------------------------------------------------------------------------------------
Property and Equipment-Net                                                             7,524                 1,414
-------------------------------------------------------------------------------------------------------------------
Other Assets:
    Land held for development                                                         16,038                58,671
    Notes receivable-less current installments                                        67,525                35,337
    Cash and cash equivalents-restricted                                               9,175                30,270
    Investments in and notes from unconsolidated affiliates                              839                 3,209
    Interest receivable                                                                6,147                 2,028
    Other long-term assets                                                             7,527                 5,853
-------------------------------------------------------------------------------------------------------------------
Total Other Assets                                                                   107,251               135,368
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        $196,942              $212,809
===================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
    Accounts payable                                                                    $105                   $79
    Current maturities of long-term debt                                               1,325                   525
    Current installments of capital lease obligations                                    123                    --
    Income taxes payable                                                               3,906                 5,479
    Litigation and claims accrual                                                      6,572                25,078
    Other accrued expenses                                                             3,341                 4,521
-------------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                             15,372                35,682
-------------------------------------------------------------------------------------------------------------------
Long-term Liabilities:
    Long-term debt-less current maturities                                                --                 1,325
    Capital lease obligations-less current installments                                5,591                    --
    Other long-term liabilities                                                          225                    --
-------------------------------------------------------------------------------------------------------------------
Total Long-Term Liabilities                                                            5,816                 1,325
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                     21,188                37,007
-------------------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES
Shareholders' Equity:
    Capital stock, $.01 par value; authorized 100,000 shares; 10,638 common shares issued and outstanding
    at December 30, 2001, and December 31, 2000                                          106                   106
    Additional paid-in-capital                                                       131,525               131,525
    Retained Earnings                                                                 44,183                44,504
    Accumulated other comprehensive loss                                                 (60)                 (333)
-------------------------------------------------------------------------------------------------------------------
Total Shareholders' Equity                                                           175,754               175,802
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $196,942              $212,809
===================================================================================================================





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

                       LAKES GAMING, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)


                                                                           THREE MONTHS ENDED
                                                                ----------------------------------------
                                                                DECEMBER 30, 2001      DECEMBER 31, 2000
                                                                -----------------      -----------------
REVENUES:
     Management fee income                                                 $7,368                $6,652

COSTS AND EXPENSES:
     Selling, general and administrative                                    4,538                 1,578
     Depreciation and amortization                                            346                   332
--------------------------------------------------------------------------------------------------------
         Total Costs and Expenses                                           4,884                 1,910
--------------------------------------------------------------------------------------------------------

EARNINGS FROM OPERATIONS                                                    2,484                 4,742
--------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     Interest income                                                        1,533                 2,157
     Interest expense                                                         (97)                  (24)
     Equity in loss of unconsolidated affiliates                             (102)                 (901)
     Loss on sale of land held for development                            (25,781)                   --
     Write-down of unconsolidated affiliates                                   --                (5,522)
     Other                                                                   (683)                   --
--------------------------------------------------------------------------------------------------------
         Total other expense, net                                         (25,130)               (4,290)
--------------------------------------------------------------------------------------------------------

Earnings (loss) before income taxes                                       (22,646)                  452
Provision (benefit) for income taxes                                       (9,285)                  556
--------------------------------------------------------------------------------------------------------


NET LOSS                                                                 ($13,361)                ($104)
========================================================================================================

BASIC LOSS PER SHARE                                                       ($1.26)               ($0.01)
========================================================================================================

DILUTED LOSS PER SHARE                                                     ($1.26)               ($0.01)
========================================================================================================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                 10,638                10,638
DILUTIVE EFFECT OF STOCK COMPENSATION PROGRAMS                                 --                     1
--------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE COMMON AND DILUTED
  SHARES OUTSTANDING                                                       10,638                10,639
========================================================================================================

                       LAKES GAMING, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)


                                                                           TWELVE MONTHS ENDED
                                                                ----------------------------------------
                                                                DECEMBER 30, 2001      DECEMBER 31, 2000
                                                                -----------------      -----------------
REVENUES:
     Management fee income                                                $34,854               $59,044

COSTS AND EXPENSES:
     Selling, general and administrative                                   12,599                 9,025
     Depreciation and amortization                                          1,329                 2,910
--------------------------------------------------------------------------------------------------------
         Total costs and expenses                                          13,928                11,935
--------------------------------------------------------------------------------------------------------

EARNINGS FROM OPERATIONS                                                   20,926                47,109
--------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     Interest income                                                        6,297                 7,943
     Interest expense                                                        (170)                  (97)
     Equity in loss of unconsolidated affiliates                             (465)               (2,904)
     Loss on sale of land held for development                            (25,781)                   --
     Provision for litigation loss                                             --               (18,000)
     Write-down of unconsolidated affiliates                                 (666)               (5,522)
     Other                                                                   (684)                   63
--------------------------------------------------------------------------------------------------------
         Total other expense, net                                         (21,469)              (18,517)
--------------------------------------------------------------------------------------------------------

Earnings (loss) before income taxes                                          (543)               28,592
Provision (benefit) for income taxes                                         (222)               12,915
--------------------------------------------------------------------------------------------------------

NET EARNINGS (LOSS)                                                         ($321)              $15,677
========================================================================================================

BASIC EARNINGS (LOSS) PER SHARE                                            ($0.03)                $1.47
========================================================================================================

DILUTED EARNINGS (LOSS) PER SHARE                                          ($0.03)                $1.47
========================================================================================================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                 10,638                10,635
DILUTIVE EFFECT OF STOCK COMPENSATION PROGRAMS                                  6                     7
--------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE COMMON AND DILUTED
  SHARES OUTSTANDING                                                       10,644                10,642
========================================================================================================






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